UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, North Carolina		27105
(Address of principal executive offices)		(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Hanesbrands Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting) on April 27, 2021. A total of 301,295,233 shares of the Company’s common stock (approximately 86% of all shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

Election of Directors

The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors. The voting results were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-votes
Cheryl K. Beebe	246,223,082	12,110,881	578,138	42,383,132
Stephen B. Bratspies	253,980,002	4,313,341	618,758	42,383,132
Geralyn R. Breig	252,768,692	5,465,010	678,399	42,383,132
Bobby J. Griffin	239,868,913	17,337,345	1,705,843	42,383,132
James C. Johnson	247,223,680	9,970,287	1,718,134	42,383,132
Franck J. Moison	253,332,670	4,968,754	610,677	42,383,132
Robert F. Moran	253,596,393	4,710,068	605,640	42,383,132
Ronald L. Nelson	248,584,902	7,983,926	2,343,273	42,383,132
Ann E. Ziegler	245,872,354	10,959,263	2,080,484	42,383,132

Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2021 fiscal year. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
298,716,570	2,000,534	578,129	—

Non-Binding, Advisory Vote Regarding Executive Compensation

The stockholders of the Company approved, on an advisory basis, executive compensation as disclosed in the Proxy Statement for the Annual Meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
243,701,023	13,913,548	1,297,530	42,383,132

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

Date: April 30, 2021	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	General Counsel, Corporate Secretary and Chief Compliance Officer